UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 1, 2017

FREEDOM HOLDING CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33034	30-0233726
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

Office 1704, 4B Building, “Nurly Tau” BC, 17 Al Farabi Ave, Almaty, Kazakhstan
(Address of principal executive offices)

050059
(Zip code)

(801) 355-2227
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicated by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 3.02. Unregistered Sales of Equity Securities

The disclosures set forth in Item 8.01 of this Current Report on Form 8-K are incorporated by reference into this item.

Item 8.01. Other Events

Receipt of regulatory approval to close the acquisition of FFINEU Investments Limited

On November 1, 2017, Freedom Holding Corp. (the “Company”) received notification from the Cyprus Securities and Exchange Commission (“CySEC”) that it has granted final regulatory approval to allow Tmur Turlov to transfer ownership of FFINEU Investments Limited (“Freedom CY”) and the securities brokerage and financial services business conducted by it in Cyprus to the Company. Receipt of CySEC approval was the final condition necessary to close the acquisition of Freedom CY. The Company and Mr. Turlov intend to close the acquisition of Freedom CY at the earliest practicable date.

As previously disclosed in a Current Report on Form 8-K filed with the United States Securities and Exchange Commission (“SEC”) on November 23, 2015, as amended on Form 8-K/A-1 on March 2, 2016, (the “8-K as amended”), on November 23, 2015, the Company entered into a Share Exchange and Acquisition Agreement with Mr. Turlov (the “Acquisition Agreement”), pursuant to which the Company agreed to acquire Mr. Turlov’s 100% equity interests in (i) FFIN Securities, Inc., a Nevada corporation, (“FFIN”) established to create or acquire a registered broker-dealer in the United States, (ii) LLC Investment Company Freedom Finance, a Russian limitied liability company (“Freedom RU”) and the securities brokerage and financial services business conducted by it in Russia, including its wholly owned subsidiary JSC Freedom Finance, a Kazakhstan joint stock company and the securities brokerage and financial services business conducted by it in Kazakhstan, and (iii) Freedom CY and the securities brokerage and financial services business conducted by it in Cyprus. The Company completed the acquisition of FFIN on November 23, 2015. As reported in the 8-K as amended, the closings of the Freedom RU and Freedom CY acquisitions were subject to completion of a number of closing conditions. Closing of the acquisition of Freedom RU occurred on June 29, 2017, as previously reported in the Annual Report on Form 10-K of the Company for the fiscal year ended March 31, 2017, filed with the SEC on June 30, 2017.

At the closing of the Freedom CY acquisition, Mr. Turlov will transfer his interest in Freedom CY and the securities brokerage and financial services business of Freedom CY to the Company and Freedom CY will become a wholly owned subsidiary of the Company. Mr. Turlov will be issued 12,758,011 shares of Company common stock. Upon the closing of the Freedom CY acquisition, all the transactions contemplated under the Acquisition Agreement will be completed. A copy of the Acquisition Agreement was filed as Exhibit 2.01 to the Current Report on Form 8-K filed with the SEC on November 23, 2015, and is incorporated herein by reference.

The shares of common stock to be issued to Mr. Turlov at the Freedom CY closing will be issued in reliance on the exemptions from registration provided in Section 4(a)(2) of the Securities Act for transactions not involving any public offering and Regulation S promulgated under the Securities Act for offers and sales made outside the United States without registration. Mr. Turlov represented that he was an “accredited investor” as defined in Rule 501(a) of Regulation D and acknowledged, in writing, that the securities must be acquired and held for investment. Mr. Turlov has confirmed in writing that he is a non-U.S. person, as defined in Regulation S. All certificates evidencing the shares issued will bear a restrictive legend. No underwriter participated in the offer and sale of these securities, and no commission or other remuneration was paid or given directly or indirectly in connection therewith.

Agreement to acquire LLC Freedom Finance Ukraine

On November 1, 2017, the Company entered into a Share Exchange and Acquisition Agreement, dated November 1, 2017, with BusinessTrain, Ltd., (the “Agreement”), to acquire 100% of the outstanding equity interest of LLC Freedom Finance, (formerly known as FC Ukranet, LLC), a Ukranian limited liability company (“Freedom UA”) and the securities brokerage business conducted by it in Ukraine. BusinessTrain Ltd., (“BusinessTrain”) is a third-party unrelated to the Company. The Company will acquire BusinessTrain’s interest in Freedom UA and Freedom UA will become a wholly owned subsidiary of the Company in exchange for 387,700 shares of restricted common stock of the Company.

The consummation of the acquisition of Freedom UA and the delivery of Company common stock for the equity interest of Freedom UA is subject to receipt of all required regulatory approvals in Ukraine, including the approval of the National Securities and Stock Market Commission of Ukraine, of the transfer of ownership of Freedom UA and the securities brokerage business conducted by it from BusinessTrain to the Company. On the date of the Agreement operational and managerial control of Freedom UA was transferred to the Company and the Company will retain control from the date of the Agreement until the transaction is consummated or terminated.

The Company does not deem the acquisition of Freedom UA to be material.

Forward-Looking Statements

This Current Report on Form 8-K, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, made in this Current Report on Form 8-K are forward looking and subject to change. Examples of forward-looking statements include, among others, statements related to closing the acquisition of Freedom CY, the issuance of shares of Company common stock, completion of the Acquisition Agreement, the ability to receive the required regulatory approvals in Ukraine to consummate the acquisition of Freedom UA, and the Company’s business plans and objectives. These forward-looking statements are subject to business, economic and regulatory risk, reflect management’s current expectations, and involve subjects that are inherently uncertain and difficult to predict. Actual results could differ materially from expected results expressed in such forward-looking statements. The Company will not necessarily update information if any forward-looking statement later turns out to be inaccurate. Risks and uncertainties that may affect the Company’s future results include, but are not limited to, those discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2017 as filed with the SEC on June 30, 2017, and in other documents the Company has filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEDOM HOLDING CORP.

Date: November 6, 2017	By:	/s/ Timur Turlov
Timur Turlov
Chief Executive Officer